Braddock Multi-Strategy Income Fund

Class A Shares (BDKAX)

Class C Shares (BDKCX)

Class T Shares (BDKDX)

Institutional Class Shares (BDKNX)

A series of Investment Managers Series Trust

Supplement dated July 19, 2019, to the

Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2019.

Effective immediately, the address for Braddock Financial LLC (“Braddock”), the sub-advisor to the Braddock Multi-Strategy Income Fund, has been changed to 1200 17th Street, Suite 1210, Denver, Colorado 80202. Accordingly, all references in the Prospectus and SAI to Braddock’s address are revised as indicated.

Please retain this Supplement with your records.